UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01 – Entry into a Material Definitive Agreement.

On September 10, 2019, Centric Brands Inc., a Delaware corporation (the “Company”), amended its trade receivables securitization facility (the “Receivables Facility”) by entering into an amendment (the “RPA Amendment”) to the Receivables Purchase Agreement (the “RPA”), dated October 29, 2018, among Spring Funding, LLC, as Seller (the “Seller”), the Company, as initial Servicer (the “Servicer”), certain purchasers party thereto, PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent.

The RPA Amendment changed the monthly settlement date from the 25th of each month to the 28th of each month. In addition, until the earlier of (a) March 31, 2020 or (b) the date on which PNC Bank, National Association’s commitment is reduced to $400 million (the “Subject Provisions End Date”), the RPA Amendment (i) gave the administrative agent the right to assert its exclusive control rights under the account control agreements at any time on two weeks’ notice, (ii) instituted a restriction on increases to the facility limit until the Subject Provisions End Date, (iii) required daily reports until the Subject Provisions End Date, and (iv) instituted a mechanic for mid-month settlement at any time a daily report shows that the outstanding balance of all pool receivables declined by $25 million or more from the previous settlement date.

The foregoing description is only a summary of the material provisions of the RPA Amendment and is qualified in its entirety by reference to a copy of the RPA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1

Fourth Amendment dated September 10, 2019, to the Receivables Purchase Agreement, dated as of October 29, 2018, by and among Spring Funding, LLC, as seller, the purchasers from time to time party thereto, PNC Bank, National Association, as Administrative Agent, Centric Brands Inc. (f/k/a Differential Brands Group Inc.), as initial Servicer, and PNC Capital Markets LLC, as Structuring Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.
Date: September 16, 2019	By:	/s/ Anurup Pruthi
	Name:	Anurup Pruthi
	Title:	Chief Financial Officer